SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 30, 2003

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of May 1, 2003, providing for the issuance of First Franklin Mortgage Loan Trust 2003-FFB Mortgage Pass-Through Certificates, Series 2003-FFB)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-102489	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 7th Avenue, 7th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                       None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered the issuance of First Franklin Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2003-FFB on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-92140) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $258,286,000 aggregate principal amount of Class A,  Class A-IO, Class M1, Class M2, Class B1 and Class B2 Certificates of its First Franklin Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2003-FFB on May 30, 2003.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated October 28, 2002, as supplemented by the Prospectus Supplement dated May 27, 2003 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other material operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of May 1, 2003, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, and Wells Fargo Bank Minnesota, National Association, as Trustee.  The “Certificates” consist of the following classes: Class A1, Class A2, Class A-IO, Class M1, Class M2, Class B1, Class B2, Class X and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of certain conventional, fixed rate, second lien, residential mortgage loans, substantially all of which are balloon mortgage loans, with an aggregate outstanding principal balance of $258,934,415.47 as of May 1, 2003, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

1.1

Terms Agreement, dated May 27, 2003, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as Representative of the Underwriters.

4.1

Trust Agreement, dated as of May 1, 2003, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, and Wells Fargo Bank Minnesota, National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2003, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement, dated as of May 1, 2003, by and among Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Chase Manhattan Mortgage Corporation, as Servicer.

99.3

Amerin Guaranty Corporation Second Lien Mortgage Pool Insurance Policy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By:

Name:  Ellen V. Kiernan

Title:    Senior Vice President

Dated: May ___, 2003

EXHIBIT INDEX

Exhibit No.

Description

Page No.

1.1

Terms Agreement, dated May 27, 2003, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as Representative of the Underwriters.

4.1

Trust Agreement, dated as of May 1, 2003, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, and Wells Fargo Bank Minnesota, National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement, dated as of May 1, 2003, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Servicing Agreement, dated as of May 1, 2003, by and between Lehman Brothers Holdings Inc., as Seller, Aurora Loan Services Inc., as Master Servicer, and Chase Manhattan Mortgage Corporation, as Servicer.

99.3

Amerin Guaranty Corporation Second Lien Mortgage Pool Insurance Master Policy.